Exhibit 10.7

ASSIGNMENT AGREEMENT

This Assignment Agreement (the “Agreement”) is made as of March 15, 2016 (the “Effective Date”), by and between Tallikut Pharmaceuticals, Inc., a corporation organized under the laws of Delaware (“Tallikut”), and Accelerated Pharma, Inc., a corporation organized under the laws of Delaware (“API”).

RECITALS

WHEREAS, Tallikut owns the right, title and interest in and to all assets related to picoplatin including licensed rights to the AnorMED patents (the “Picoplatin Assets”); and

WHEREAS API is desirous of acquiring the entire right, title and interest in the same.

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, API and Tallikut, intending to be legally bound, hereby agree as follows:

1.	Assignment. Tallikut agrees to sell, assign, transfer and convey to API all of Tallikut’s right, title and interest in and to all of the following (collectively, the “Property Rights”):

1.1. the worldwide rights, title and interest in and to any and all trade names, trademark rights, trademarks and service marks (including any and all registrations, licenses, applications and common law marks pertaining thereto), used in connection with the Picoplatin Assets, together with (a) the goodwill of the Picoplatin Assets associated therewith and symbolized by same and (b) all common law rights therein and the right to sue for past infringement of any and all of said trademarks (collectively, the “Trademarks”);

1.2. all worldwide rights, title and interest of Tallikut in and to the designs, processes, drawings, schematics, copyrights and copyright applications, if any, inventions, processes, know-how, trade secrets, patents (including any and all letter patents) patent applications (including any Patent Cooperation Treaty patent applications and corresponding National patent applications) and other proprietary information related to the Picoplatin Assets, including, without limitation, any registered copyrights, patents and copyright and patent applications identified on Exhibit E, and in and to all substitutions, divisions, continuations, continuationsin-part, reexaminations, extensions, renewals and reissues (as applicable) thereof, and including without limitation of generality, all rights of priority resulting from the filing of patent applications relating to any of the foregoing as well as any and all choses in action and any and all claims and demands, both at law and in equity, that Tallikut has or may have for damages or profits accrued or to accrue on account of the infringement of any patents, patent applications, letter patents, inventions, improvements and discoveries (or any provisional rights therein), the same to be held and enjoyed by API, its successors and assigns, as fully and entirely as the same would have been held and enjoyed by Tallikut if the assignment set forth herein had not occurred, the full and complete right to file patent applications on the aforesaid inventions, improvements, discoveries and applications in all countries of the world and the entire right, title and interest in and to any letter patent which may issue thereon in the United States or in any country, and any and all renewals, revivals, reissues, reexaminations and extensions thereof, and any patents of confirmation, registration and importation of the same (collectively, the “Intellectual Property Rights”);

1.3. all files, lists, publications, and other records and data of Tallikut used in or relating to the Picoplatin Assets, regardless of the medium on which such information is stored and maintained; and

1.4. all rights in and to any governmental and private permits, licenses, and authorizations, to the extent assignable, used in or relating to the Picoplatin Assets.

2.    Title Passage. Upon the Effective Date, title to all of the Property Rights shall pass to API. Tallikut shall, upon API’s request, execute any assignments, conveyances and/or bills of sale required to assign, transfer, set over, convey, assure and confirm unto and vest in API, its successors and assigns, title to all of the Property Rights, as well as such other instruments of conveyance as counsel for API may reasonably deem necessary to effect or evidence the transfers contemplated hereby.

3.    Purchase Price. The aggregate consideration for the sale, transfer, conveyance and assignment of all the Property Rights to API shall be $1 (the “Purchase Price”), receipt of which is hereby acknowledged.

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment Agreement on the dates indicated below.

TALLIKUT PHARMACEUTICALS, INC.		ACCELERATED PHARMA, INC.

By	/s/ Fred Craves	By:	/s/ Michael Fonstein

Name:	Fred Craves	Name:	Michael Fonstein

Title:	Chairman of the Board	Title:	Chief Executive Officer

Date:	3/15/16	Date:	3/15/16

State of _________________________________

County of________________________________

ACKNOWLEDGMENT

On this________ day of March, in the year 2016, before me, the undersigned, personally appeared Fred Craves, the Chairman of the Board of Tallikut Pharmaceuticals, Inc., a corporation organized under the laws of Delaware, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within Assignment Agreement in his or her capacity behalf of said corporation and acknowledged to me that he or she executed the same for the purposes therein stated.

Seal:

Notary Public____________________________

My commission expires:

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT]

3

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of San Francisco

On	3/15/16	before me,	M. A. Josephson
	Date		Here Insert Name and Title of the Officer

Personally appeared	/s/ Fred Craves
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

	Signature	/s/ M. A. Josephson
Place Notary Seal above		Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document:

Document Date:	Number of Pages:

Signer(s) Other Than Named Above:

Capacity(ies) Claimed by Signer(s

Signer’s Name: ______________________	Signer’s Name: _________________________
☐ Individual	☐ Individual
☐ Corporate Officer — Title(s): ________	☐ Corporate Officer — Title(s): ____________
☐ Partner — ☐ Limited ☐ General	☐ Partner — ☐ Limited ☐ General

☐ Attorney in Fact	☐ Attorney in Fact
☐ Trustee	☐ Trustee
☐ Guardian or Conservator	☐ Guardian or Conservator
☐ Other: _______________________	☐ Other: ____________________
_______________________________	____________________________
Signer Is Representing: ____________	Signer Is Representing: _________
______________________________	____________________________
______________________________	____________________________

©2007 National Notary Association• 9350 De Solo Ave., P.O. Box 2402 *Chatsworth. CA 91313.2402 • www NationalNotary.org Item #5907 Reorder:Call Toll-Free 1-800-876-6827

4

EXHIBIT E

Intellectual Property Rights

		Application No. or Registration No.	Application Filing Date or Registration
Patent	Country	as applicable)	Date (as applicable)
USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/857,067	11/6/2006

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/877,515	12/28/2006

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/927,347	5/3/2007

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/931,309	5/22/2007

USE OF PICOPLATIN TO TREAT SMALL CELL LUNG CANCER	US	60/969,441	8/31/2007

USE OF PICOPLATTN TO TREAT SMALL CELL LUNG CANCER	US	12/508,392	7/23/2009

A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	US	60/857,017	11/6/2006

A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	US	60/857,564	11/8/2006

A METHOD OF TREATMENT OF HORMONE-RESISTANT PROSTATE CANCER	US	60/877,570	12/28/2006

USE OF PICOPLATTN TO TREAT PROSTATE CANCER	US	60/889,179	2/9/2007

5

Application No.
		or Registration	Application Filing
		No.	Date or Registration
Patent	Country	(as applicable)	Date (as applicable)
USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/890,950	2/21/2007

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/931,609	5/24/2007

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	60/952,440	7/27/2007

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	11/935,979	11/6/2007

A METHOD OF TREATMENT OF COLORECTAL CANCER	US	60/857,066	11/6/2006

A METHOD OF TREATMENT OF COLORECTAL CANCER	US	60/857/725	11/8/2006

A METHOD OF TREATMENT OF COLORECTAL CANCER	US	60/877,495	12/28/2006

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/889,191	2/9/2007

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/931,589	5/24/2007

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	60/683,852	10/30/2007

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	12/367,394	2/6/2009

6

Application No.
		or Registration	Application Filing
		No.	Date or Registration
Patent	Country	(as applicable)	Date (as applicable)
USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	121464,662	5/12/2009

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	121465,563	5/13/2009

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	12/508,372	7/23/2009

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	PCT	PCT/U52010/34593	5/12/2010

USE OF PICOPLATIN TO TREAT COLORECTAL CANCER	US	13/319,852	11/10/2011

ENCAPSULATED PICOPLATIN	US	60/889,201	2/912007

ENCAPSULATED PICOPLATIN	US	60/889,675	2/13/2007

ENCAPSULATED PICOPLAT1N	US	60/984,156	10/31/2007

ENCAPSULATED PICOPLATIN	US	60/989,020	11/19/2007

ENCAPSULATED PICOPLATIN	PCT	PCT/U52008/00174 6	2/8/2009

ENCAPSULATED PICOPLATIN	US	12/536,311	8/5/2009

7

		Application No. or Registration No.	Application Filing Date or Registration
Patent	Country	(as applicable)	Date (as applicable)
ENCAPSULATED PICOPLATIN	AU	2008214199	2/8/2008

ENCAPSULATED PICOPLATIN	BR	PI 0806362-1	2/8/2008

ENCAPSULATED PICOPLATIN	CA	2,677,639	2/8/2008

ENCAPSULATED PICOPLATIN	CN	200880011347.9	2/8/2008

ENCAPSULATED PICOPLAHN	EG	1200/2009	2/8/2008

ENCAPSULATED PICOPLAHN	EP	08725387.8	2/8/2008

ENCAPSULATED PICOPLATIN		10102719.4	2/8/2008

ENCAPSULATED PICOPLATIN	ID	W-00200902208	2/8/2008

ENCAPSULATED PICOPLATIN	IL	200261	2/8/2008

ENCAPSULATED PICOPLATIN	N	5257/CHENP/2009	2/8/2008

ENCAPSULATED PICOPLATIN	JP	2009-549126	2/8/2008

ENCAPSULATED PICOPLATIN	KR	10-2009-7018781	2/8/2008

ENCAPSULATED PICOPLATIN	MX	MX/s/2009/008487	2/8/2008

ENCAPSULATED PICOPLATIN	PH	1-2009-501520	2/8/2008

ENCAPSULATED PICOPLATIN	RU	2009133447	2/8/2008

ENCAPSULATED PICOPLATIN	UA	200909261	2/8/2008

8

Application No.
		or Registration	Application Filing
		No.	Date or Registration
Patent	Country	(as applicable)	Date (as applicable)
ENCAPSULATED PICOPLATIN	VN	1-2009-01904	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORMS	US	60/889,171	2/9/2007

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	US	60/889,681	2/13/2007

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	PCT	PCT/US2008/00175 2	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	US	12/536,335	8/5/2009

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	AU	2008214202	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	BR	0806418-0	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	CA	2,677,640	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	CN	200880011357.2	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	EG	1201/2009	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	EP	08725393.6	2/8/2008

9

Application No.
		or Registration	Application Filing
		No.	Date or Registration
Patent	Country	(as applicable)	Date (as applicable)
STABILIZED PICOPLATIN ORAL DOSAGE FORM*	HK	10106157.4	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	ID	W-00200902207	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	IL	200262	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	IN	5256/CHENP/2009	2/8/2008

STABILIZED PICOPLAT1N ORAL DOSAGE FORM*	JP	2009-549128	2/8/2008

STABILIZED PICOPLAT1N ORAL DOSAGE FORM*	KR	10-2009-7018780	2/8/208

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	MX	MX/a/2009/008488	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	PH	1-2009-501521	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	RU	2009133446	2/8/2008

STABILIZED PICOPLATIN ORAL DOSAGE FORM*	UA	200909262	2/8/2008

STABILIZED PICOPLAT1N ORAL DOSAGE FORM AND	VN	1-2009-01903	2/8/2008

10

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
PROCESS FOR PREPARING THE SAME*

STABILIZED INTRAVENOUS DOSAGE FORM	US	60/949,639	6/27/2007

ORAL FORMULATION FOR PICOPLATIN	US	60/950,033	7/16/2007

ORAL FORMULATION FOR PICOPLAT1N	US	61/043,962	4/10/2008

ORAL FORMULATION FOR PICOPLATIN	PCT	PCT/U S2008/008669	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	US	12/669,274	1/15/2010

ORAL FORMULATION FOR PICOPLAT1N	CA	2,693,057	7/16/2008

ORAL FORMULATION FOR PICOPLAT1N	CN	200880103323.6	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	EP	08780206.2	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	I-1K	11101572.1	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	.1P	2010-517010	7/16/2008

ORAL FORMULATION FOR PICOPLATIN	TW	097127053	7/16/2008

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	61/027,387	2/8/2008

11

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	PCT	PCT/U52009/00077 0	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	12/866,702	11/11/2010

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	AU	2009210654	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	CA	2,715,348	2/6/2009

USE OF PICOPLATIN AND 13EVACIZUMAB TO TREAT COLORECTAL CANCER	UN	200980109758.6	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	EP	09708527.8	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	HK	11109428.0	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	JP	2010-545883	2/6/2009

12

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	US	61/027,382	2/8/2008

USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	PCT	PCT/US2009/00077 3	2/6/2009

USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	US	12/866,706	11/15/2010

USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	AU	2009210656	2/6/2009

USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	CA	2,715,353	2/6/2009

USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	CN	200980111015.2	2/6/2009

USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	EP	097083873	2/6/2009

USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	HK	111094253	2/6/2009

USE OF PICOPLATIN AND CETUXIMAB TO TREAT COLORECTAL CANCER	JP	2010-545885	2/6/2009

USE OF PICOPLATIN AND BEVACIZUMAB TO TREAT COLORECTAL CANCER	US	61/027,360	2/8/2008

13

Application No.
		or Registration	Application Filing
		No.	Date or Registration
Patent	Country	(as applicable)	Date (as applicable)
PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	PCT	PCT/US2009/00075 0	2/6/2009

PICOPLAT1N AND AMRUBICIN TO TREAT LUNG CANCER	US	12/866,710	11/10/2010

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	AU	2009210734	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	CA	2,715,329	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	CN	200980110139.9	2/6/2009

PICOPLAT1N AND AMRUBICIN TO TREAT LUNG CANCER	EP	09708292.9	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	HK	11109534J	2/6/2009

PICOPLATIN AND AMRUBICIN TO TREAT LUNG CANCER	JP	2010-545878	2/6/2009

COMBINATION CHEMOTHERAPY COMPRISING STABILIZED INTRAVENOUS PICOPLATIN DOSAGE FORM	US	61/027,388	2/8/2008

COMBINATION CHEMOTHERAPY COMPRISING STABILIZED INTRAVENOUS PICOPLATIN DOSAGE FORM	US	61/055/071	5/21/2008

14

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
STABILIZED PICOPLATIN DOSAGE FORM	PCT	PCT/U52008/08076	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	US	12/635,517	12/10/2009

COMBINATION THERAPY FOR OVARIAN CANCER	US	12/635,534	12/10/2009

COMBINATION THERAPY FOR OVARIAN CANCER	US	12/781,599	5/17/2010

COMBINATION THERAPY FOR OVARIAN CANCER	PCT	PCT/US11/036855	5/17/2011

STABILIZED PICOPLATIN DOSAGE FORM	AU	2008295576	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	BR	P10811816-7	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	CA	2,691,115	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	CN	200880022248.0	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	EP	08828991.3	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	HK	10108170.3	6/27/2008

15

		Application No. or Registration No.	Application Filing Date or Registration
Patent	Country	(as applicable)	Date (as applicable)
STABILIZED PICOPLATIN DOSAGE FORM	ID	W-00201000277	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	ru		6/27/208

STABILIZED PICOPLATIN DOSAGE FORM	IN	7725/CHENP/2009	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	JP	20 10-5 14837	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	KR	10-2010-7001745	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	MX	MX/a12009/013835	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	RU	2010102096	6/27/2008

STABILIZED PICOPLATIN DOSAGE FORM	TW	097124033	6/28/2008

STABILIZED PICOPLATIN DOSAGE FORM	UA	201000817	6/28/2008

PICOPLATIN ORAL DOSAGE FORM HAVING HIGH BIOAVAILABILITY	US	61/169,679	4/15/2009

PICOPLATIN ORAL DOSAGE FORM HAVING HIGH BIOAVAILABILITY	US	61/170,487	4/17/2009

HIGH BIOVAILABILITY ORAL PICOPLATIN ANTI-CANCER THERAPY	PCT	PCT/U52010/00735	3/11/2010

16

Application No.
		or Registration	Application Filing
		No.	Date or Registration
Patent	Country	(as applicable)	Date (as applicable)
HIGH BIOVAILABILITY ORAL PICOPLATIN ANTI-CANCER THERAPY	US	13/264,343	10/13/2011

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	61/177,567	5/12/2009

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	PCT	PCT/U52010/34591	5/12/2010

USE OF PICOPLATIN TO TREAT PROSTATE CANCER	US	13/319,647	11/9/2011

USE OF PICOPLATING AND DOCETAXEL TO TREAT PROSTATE CANCER	US	61/177,571	5/12/2009

IMPROVED SYNTHESIS OF PICOPLATIN	US	61/186,526	6/12/2009

IMPROVED SYNTHESIS OF PICOPLATIN	PCT	PCT/US2010/38348	6/11/2010

IMPROVED SYNTHESIS OF PICOPLATIN	TW	099119171	6/11/2010

METHOD TO TREAT SMALL CELL LUNG CANCER	US	61/311,169	3/5/2010

METHOD TO TREAT SMALL CELL LUNG CANCER	US	61/345,442	5/17/2010

METHOD TO TREAT SMALL CELL LUNG CANCER	PCT	PCT/U52011/02726 4	3/4/2011

17

Patent	Country	Application No. or Registration No, (as applicable)	Application Filing Date or Registration Date (as applicable)
METHOD TO TREAT SMALL CELL LUNG CANCER	TW	100 1076 12	3/7/2011

COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	US	61/345,451	5/17/2010

COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	US	61/346,777	5/20/2010

COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	PCT	PCT/1J52011/02726	3/4/2011

COMBINATION THERAPY FOR SMALL CELL LUNG CANCER	TW	100107621	3/7/2011

INHIBITORS OF FOCAL ADHESION KINASE	PCT	PCT/1J52008/00320	3110/2008

INHIBITORS OF FOCAL ADHESION KINASE	US	12/531,010	9/11/2009

INHIBITORS OF FOCAL ADHESION KINASE	CA	2,681,015	3/10/2008

INHIBITORS OF FOCAL ADHESION KINASE	CN	200880015910.X	3/10/2008

INHIBITORS OF FOCAL ADHESION KINASE	EP	08726698.7	3/10/2008

INHIBITORS OF FOCAL ADHESION KINASE	HK	10107956.5	3/10/2008

INHIBITORS OF FOCAL ADHESION KINASE	IN	5948/DELNP/2009	3/10/2008

INHIBITORS OF FOCAL ADHESION KINASE	JP	2009-553600	3/10/2008

INHIBITORS OF FOCAL ADHESION KINASE	TW	97109125	3/14/2008

18

Patent	Country	Application No. or Registration No. (as applicable)	Application Filing Date or Registration Date (as applicable)
METHODS OF PROMOTING APOPTOSIS AND INHIBITING METASTASIS	PCT	PCT/US2010/04535	8/12/2010

SYNTHESIS AND USE OF KINASE INHIBITORS	US	61/359,942	6/30/2010

SYNTHESIS AND USE OF KINASE INHIBITORS	PCT	PCT/US2011/04216	6/28/2011

ORAL FORMULATION OF 1UNASE INHIBITORS	US	61/359,694	6/29/2010

ORAL FORMULATION OF KINASE INHIBITORS	PCT	PCT/U52011/04216	6/28/2011

19